                                                                   Exhibit 10.1

DRAFT

                                     FORM OF
                            TRANSFER RIGHTS AGREEMENT

                                   dated as of

                                  May   , 2004
                                      --

                                     between

                              GREENHILL & CO., INC.

                                       and

                           [NAME OF MANAGING DIRECTOR]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.   Definitions..................................................1

                                    ARTICLE 2
                            RESTRICTIONS ON TRANSFER

                                    ARTICLE 3
                               REGISTRATION RIGHTS

                                    ARTICLE 4
                        CERTAIN COVENANTS AND AGREEMENTS

Section 4.01.   Limitations on Subsequent Registration Rights...............22
Section 4.02.   Conflicting Agreements......................................22

                                    ARTICLE 5
                                  MISCELLANEOUS

Section 5.01.   Binding Effect; Assignability; Benefit......................22
Section 5.02.   Notices.....................................................23

                                       i

                                                                            PAGE
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Exhibit A       Joinder Agreement

                                       ii

                            TRANSFER RIGHTS AGREEMENT

     AGREEMENT dated as of May __, 2004 between Greenhill & Co., Inc., a
Delaware corporation (the "Company") and [name of Managing Director] (the
"Shareholder"). "Shareholder" shall mean if such entity or person shall have
Transferred any of his "Company Securities" to any of its or his respective
"Permitted Transferees" (as such terms are defined below), such entity or person and such Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such entity or person may be taken at the election of such entity or person and such Permitted
Transferees.

                              W I T N E S S E T H :

     WHEREAS, pursuant to the Reorganization Agreement (as defined below), the
Shareholder will receive shares of common stock of the Company;

     WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Reorganization Agreement;

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Reorganization Agreement, the parties hereto agree as follows:

                                    Article 1
                                   DEFINITIONS

     Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Anniversary Period" means, at any time, the twelve-month period which commenced on the preceding anniversary of the Closing Date.

     "Board" means the board of directors of the Company.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Bylaws" means the Bylaws of the Company, as amended from time to time.

     "Change of Control" means the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the
Company or the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate or that, in each case, requires shareholder approval under the laws of the Company's jurisdiction of organization, unless immediately following such transaction, either: (i) at least 50% of the total voting power of the surviving entity or its parent entity, if applicable, is represented by securities of the Company that were outstanding immediately prior to the transaction (or securities into which the
Company's securities were converted or exchanged in such transaction); or (ii)
at least 50% of the members of the board of directors (including directors whose election or nomination was approved by the incumbent directors of the Board) of the company resulting from the transaction were members of the Board at the time of the Board's approval of the execution of the initial agreement providing for the transaction.

     "Charter" means the Amended and Restated Certificate of Incorporation of
the Company, as the same may be amended from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Closing Date" means May __, 2004.

     "Common Shares" means shares of Common Stock.

     "Common Stock" means the common stock, par value $0.01 per share, of the
Company and any stock into which such Common Stock may thereafter be converted or changed.

     "Company Securities" means, with respect to the Shareholder (i) the Common
Stock, (ii) securities convertible into or exchangeable for Common Stock, (iii)
any other equity or equity-linked security issued by the Company and (iv)
options, warrants or other rights to acquire Common Stock or any other equity or equity-linked security issued by the Company and, in each case, beneficially owned by the Shareholder as of the Closing Date.

     "Employment Agreement" means the employment, non-competition and pledge agreement between the Shareholder and the Company of even date herewith.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Increased Taxes" shall have the meaning ascribed such term in the Tax
Indemnification Agreement.

     "Initial Ownership" means, with respect to the Shareholder or any Other
Shareholder at any time, the fraction, the numerator of which is the number of
Common Shares beneficially owned (as such term is defined in Rule 13d-3 of the
Exchange Act) by such Shareholder as of the Closing Date and the denominator of which is the number of Common Shares beneficially owned by the Shareholder and all Other Shareholders who are then Eligible Shareholders.

     "Maximum Share Number" means, with respect to any Anniversary Period, the aggregate number of Common Shares that the Shareholder and the Other
Shareholders shall be permitted to Transfer in a registered offering. The
Maximum Share Number shall be (A) for the Anniversary Period ending on the first anniversary of the Closing Date, [insert that number which equals 15% of the
Common Shares issued to the MDs as of the Closing] and (B), for each Anniversary
Period thereafter until the fifth anniversary of the Closing Date, that number of Common Shares as the Underwritten Offering Committee shall decide in its sole discretion.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Non-Compete Provisions" means Section 10 of the Employment Agreement.

     "Other Shareholder" means any other shareholder of the Company who is subject to a transfer rights agreement substantially similar to this Agreement.

     "Permitted Transferee" means a Person to whom Company Securities are
Transferred by will or the laws of descent and distribution.

     "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pro Rata Portion" means, with respect to the Shareholder or any Other
Shareholder, that portion of the Maximum Share Number calculated by multiplying the Maximum Share Number by such Shareholder's Initial Ownership.

     "Public Offering" means an underwritten public offering of Registrable
Securities of the Company pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

     "Registrable Securities" means, at any time, any Common Shares and any securities issued or issuable in respect of such Shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until (i) a registration statement covering such Shares has been declared effective by the SEC and such
Shares have been disposed of pursuant to such effective registration statement,
(ii) such Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the
Securities Act are met or such securities may be sold pursuant to Rule 144(k) or
(iii) such Shares are otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such Shares not bearing the legend required pursuant to this Agreement and such Shares may be resold without subsequent registration under the Securities Act.

     "Registration Expenses" means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company
(including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 3.04(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the
Shareholders, including one counsel for all of the Shareholders participating in the offering selected by the Shareholders holding the majority of the
Registrable Securities to be sold for the account of all Shareholders in the offering, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any "qualified independent underwriter," including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of
Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any "blue sky" or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents'
and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any "road shows" undertaken in connection with the registration, marketing or selling of the Registrable
Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of pocket costs and expenses incurred by the
Company or its appropriate officers in connection with their compliance with
Section 3.04(m).

     "Reorganization Agreement" means the Reorganization Agreement and Plan of
Merger among the Company, certain of its Affiliates and other Persons named therein dated as of May __, 2004.

     "Restriction Termination Date" means the earlier to occur of (x) the fifth anniversary of the Closing Date and (y) the death of the Shareholder.

     "RFG Priority" means the right of Robert F. Greenhill to Transfer [_]
Common Shares in the aggregate beneficially owned by him before being subject to any reduction contemplated by the provisions of Section 3.01(e) or Section
3.02(b) of this Agreement.

     "Rule 144" means Rule 144 and Rule 144A (or any successor provisions) under the Securities Act.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means Common Shares.

     "Shortfall" means, in respect of any registration, the difference between the Maximum Share Number and the number of Common Shares requested to be included in that registration by the Shareholder and each Other Shareholder who is an Eligible Shareholder.

     "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Tax Indemnification Agreement" means the Tax Indemnification Agreement of even date herewith among the Company and the other persons named therein.

     "Transfer" means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

     "Underwritten Offering Committee" means the committee designated by the
Board and to which committee the Board has delegated the power to (i) open a
Window Period and (ii) approve Transfers in accordance with Section 2.04(a)(iv).

     "Window Period" means such period of time, from time to time, commencing on the Closing Date and ending on the fifth anniversary of the Closing Date, as the
Underwritten Offering Committee shall in its sole discretion determine, when the
Shareholder will be permitted to request Demand Registrations (subject to the provisions of Article 3).

     (b) Each of the following terms is defined in the Section set forth opposite such term:

Term                                                                   Section
----                                                                   -------
Company...........................................................     Preamble
Damages...........................................................       3.05
Demand Registration...............................................     3.01(a)
Distribution in Kind..............................................       2.03
Eligible Shareholder..............................................    3.01(a)(v)
Family Member.....................................................   2.04(a)(iv)
Indemnified Party.................................................       3.07
Indemnifying Party................................................       3.07
Inspectors........................................................     3.04(g)
Lock-Up Period....................................................       3.03
Maximum Offering Size.............................................     3.01(e)
Piggyback Registration............................................     3.02(a)
Records...........................................................     3.04(g)
Registering Shareholders..........................................     3.01(a)
Requesting Shareholder............................................     3.01(a)

                                    Article 2
                            RESTRICTIONS ON TRANSFER

     Section 2.01. General Restrictions on Transfer. (a) The Shareholder
understands and agrees that the Company Securities received by him pursuant to the Reorganization Agreement have not been registered under the Securities Act and are restricted securities under such Act and the rules and regulations promulgated thereunder. The Shareholder agrees that he shall not Transfer any
Company Securities (or solicit any offers in respect of any Transfer of any
Company Securities), except in compliance with the Securities Act, any other applicable securities or "blue sky" laws, and the terms and conditions of this
Agreement.

     (b) Any attempt to Transfer any Company Securities not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted Transfer.

     Section 2.02. Legends. (a) In addition to any other legend that may be required under the Reorganization Agreement or otherwise, each certificate for
Company Securities issued to the Shareholder shall bear a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
          OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS
          AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.
          THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON
          TRANSFER AS SET FORTH IN THE TRANSFER RIGHTS AGREEMENT DATED
          AS OF MAY __, 2004, COPIES OF WHICH MAY BE OBTAINED UPON
          REQUEST FROM GREENHILL & CO., INC. OR ANY SUCCESSOR THERETO.

     (b) If any Company Securities shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Company Securities without the first sentence of the legend required by Section 2.02(a) endorsed thereon. If any Company Securities cease to be subject to any and all restrictions on Transfer set forth in this
Agreement, the Company, upon the request of the written holder thereof, shall issue to such

holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 2.02(a) endorsed thereon.

     Section 2.03. Permitted Transferees. Notwithstanding anything in this
Agreement to the contrary, the Shareholder may at any time Transfer any or all of his Company Securities to one or more of his Permitted Transferees without the consent of the Company so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of
Exhibit A attached hereto, and (b) the Transfer to such Permitted Transferee is in compliance with the Securities Act and any other applicable securities or
"blue sky" laws.

     Section 2.04. Restrictions on Transfers by Shareholders. (a) Subject to
Section 2.04(b), the Shareholder shall not Transfer any of its Company
Securities, except to one or more of its Permitted Transferees in accordance with Section 2.03 or as follows:

          (i) in a Public Offering in connection with the exercise of its rights under Article 3 subject to the limitations set forth therein,

          (ii) [insert only in agreement for any shareholder who is 65 or older at the time this agreement is executed] in a Transfer in compliance with
     Rule 144 made at any time following the second anniversary of the Closing,

          (iii) following the termination of the employment of such Shareholder by the Company due to the Shareholder's death or disability, in a Transfer in compliance with Rule 144, or

          (iv) subject to the approval of the Underwritten Offering Committee, in a Transfer with or without consideration of any kind (A) to a spouse, lineal descendant, sibling or parent of the Shareholder (each, a "Family
     Member", (B) a trust that is for the exclusive benefit of the Shareholder and or one or more Family Members and/or any institution qualified as tax exempt under Section 5.01(c)(3) of the Code ("Charitable Organization") or
     (C) any Charitable Organization (provided, however, that any such transferee shall have agreed in writing to be bound by the terms of this
     Agreement in the form of Exhibit A attached hereto, and such Transfer is in compliance with the Securities Act and any other applicable securities or
     "blue sky" laws).

     (b) The restrictions on Transfers set forth in Section 2.04(a) shall terminate on the Restriction Termination Date, provided that the restrictions on
Transfers set forth in Section 2.04(a) shall not terminate with respect to those
Company Securities that shall have been pledged to the Company as security in connection with the Employment Agreement until such time as the Non-Compete
Provisions shall have expired.

                                   ARTICLE 3
                               REGISTRATION RIGHTS

     Section 3.01. Demand Registration. (a) The Company shall give prompt notice to the Shareholder (so long as the Shareholder is an Eligible Shareholder) of each Window Period, which notice shall specify the Maximum Share Number. If at any time during a Window Period or at any time following the fifth anniversary of the Closing Date, the Company shall receive a request from the Shareholder
(the "Requesting Shareholder") that the Company effect the registration under the Securities Act of all or any portion of such Requesting Shareholder's
Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give notice of such requested registration (each such request shall be referred to herein as a "Demand
Registration") to the Other Shareholders. The Company shall use its reasonable best efforts to effect, as expeditiously as possible, subject to the restrictions in Section 3.01(c), the registration under the Securities Act of the Registrable Securities for which the Requesting Shareholders have requested registration under this Section 3.01 and all other Registrable Securities of the same class as those requested to be registered by the Requesting Shareholders that any Other Shareholders with rights to request registration under Section
3.02 (all such Other Shareholders, together with the Requesting Shareholders, the "Registering Shareholders") have requested the Company to register by request received by the Company within 5 Business Days after such Other
Shareholders receive the Company's notice of the Demand Registration, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that,

          (i) subject to Section 3.01(d), the Company shall not be obligated to effect more than two Demand Registrations in any twelve-month period,

          (ii) the Company shall not be obligated to effect a Demand
     Registration unless the aggregate number of shares of the Registrable
     Securities requested to be included in such Demand Registration equals or exceeds 5% of the Common Shares outstanding at the time the request for the
     Demand Registration is made,

          (iii) the Company shall not be obligated to include in such registration a number of Registrable Securities of the Shareholder which exceeds such Shareholder's Pro Rata Portion (unless any Other Shareholder who is an Eligible Shareholder shall choose not to participate in such registration up to the full amount of such Other Shareholder's Pro
     Rata Portion, in which case each Registering Shareholder may choose to increase the number of Registrable Securities to be included in such registration by his Pro Rata Portion of the Shortfall subject to the provisions of Section 3.01(e)).

          (iv) the Company shall not be required to effect the registration of
     Registrable Securities in excess of the Maximum Share Number (the limitations in clauses (ii), (iii) and (iv), collectively, the "Public
     Offering Limitations"),

          (v) in no event shall the Company be required to effect a Demand
     Registration from any Requesting Shareholder unless such Requesting
     Shareholder at the time the request is made (w) continues to provide services to the Company or a Subsidiary, or (x) has suffered a termination of employment by the Company or a Subsidiary resulting from a disability, or (y) is a Permitted Transferee, or (z) has retired from the Company at the age of 65 or older having completed not less than two years of employment by the Company of a Subsidiary following the Closing Date (a
     Shareholder who fulfills the criteria in clauses (w)-(z) of this Section
     3.01(a)(v), an "Eligible Shareholder").

     (b) Promptly after the expiration of the 5-Business Day-period referred to in Section 3.01(a), the Company will notify all Registering Shareholders of the identities of the other Registering Shareholders and the number of shares of
Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, the Requesting Shareholder may revoke such request, without liability to any of the other Registering Shareholders, by providing a notice to the Company revoking such request. A request, so revoked, shall be considered to be a Demand
Registration unless (i) such revocation arose out of the fault of the Company
(in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Shareholder reimburses the Company for all Registration Expenses of such revoked request.

     (c) The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Registration is effected, except as set forth in Section 3.01(b).

     (d) A Demand Registration shall not be deemed to have occurred:

          (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all
     Registrable Securities of the Registering Shareholders included in such

                                       10

     registration have actually been sold thereunder), provided that such registration statement shall not be considered a Demand Registration if, after such registration statement becomes effective, (1) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2)
     less than 75% of the Registrable Securities included in such registration statement have been sold thereunder; or

          (ii) if the Maximum Offering Size is reduced in accordance with
     Section 3.01(e) such that less than 66 2/3% of the Registrable Securities of the Registering Shareholders sought to be included in such registration are included.

     (e) If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Company and the Registering Shareholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "Maximum
Offering Size"), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

          (i) first, all Registrable Securities requested to be registered by the Registering Shareholders who are Eligible Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Registering Shareholders on the basis of the relative number of Registrable Securities so requested to be included in such registration by each such Registering Shareholder),

          (ii) any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other Persons
     (other than Other Shareholders), with such priorities among them as the
     Company shall determine,

     in each case, subject to the RFG Priority and provided, that, in the event any Shareholder or Other Shareholder shall have incurred any Increased
     Taxes which are subject to an indemnification obligation of the Company under the Tax Indemnification Agreement, then the Underwritten Offering
     Committee may alter the priorities set forth in Section 3.01(e)(i) so as to permit such Shareholder and/or Other Shareholders to include a relatively larger number of Registrable Securities.

     (f) Upon notice to each Requesting Shareholder, the Company may postpone effecting a registration pursuant to this Section 3.01 on one occasion

                                       11

during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (i) an investment banking firm of recognized national standing shall advise the Company and the Requesting Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced or
(ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company.

     Section 3.02. Piggyback Registration. (a) If the Company proposes to register any of the equity securities issued by it under the Securities Act
(other than a registration on Form S-8 or S-4, or any successor forms, relating to Common Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another
Person), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 15 Business Days prior to the anticipated filing date of the registration statement relating to such registration to the
Shareholder (so long as the Shareholder is then an Eligible Shareholder), which notice shall set forth such Shareholder's rights under this Section 3.02 and shall offer such Shareholder the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as such Shareholder may request (a "Piggyback
Registration"), subject to the provisions of Section 3.02(b) and the Public
Offering Limitations. Upon the request of such Shareholder (if such Shareholder is then an Eligible Shareholder) made within 5 Business Days after the receipt of notice from the Company (which request shall specify the number of
Registrable Securities intended to be registered by such Shareholder), the
Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such other Shareholders, to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves an underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the
Company in on the same terms and conditions as apply to the Company or the
Requesting Shareholders, as applicable, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this
Section 3.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 3.02 shall relieve the Company of its obligations to

                                       12

effect a Demand Registration to the extent required by Section 3.01. The Company shall pay all Registration Expenses in connection with each Piggyback
Registration.

     (b) If a Piggyback Registration involves an underwritten Public Offering
(other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 3.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Shares that the Company and such Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering
Size:

          (i) first, so much of the Company Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size, and

          (ii) second, all Registrable Securities requested to be included in such registration by any Shareholders who are Eligible Shareholders
     pursuant to Section 3.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each), and

          (iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine,

     in each case, subject to the RFG Priority and provided, that, in the event any Shareholder or Other Shareholder shall have incurred any Increased
     Taxes which are subject to an indemnification obligation of the Company under the Tax Indemnification Agreement, then the Underwriters Offering
     Committee may alter the priorities set forth in this Section 3.02(b) so as to permit such Shareholder and/or Other Shareholders to include a relatively larger number of Registrable Securities.

     Section 3.03. Lock-Up Agreements. If any registration of Registrable
Securities shall be effected in connection with a Public Offering, neither the
Company nor the Shareholder shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Company Securities or other security of the Company (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 180 days (such period, the
"Lock-Up Period" for the applicable registration statement).

                                       13

     Section 3.04. Registration Procedures. Whenever a Shareholder request that any Registrable Securities be registered pursuant to Section 3.01 or 3.02, subject to the provisions of such Sections, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable
Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

     (a) The Company shall as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days, or in the case of a shelf registration statement, one year (or such shorter period in which all of the Registrable Securities of the Registering Shareholders included in such registration statement shall have actually been sold thereunder).

     (b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each participating Shareholder and each underwriter, if any, of the Registrable
Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such
Shareholder. The Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Shareholder and the Company shall use its all reasonable best efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if the
Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) After the filing of the registration statement, the Company shall (i)
cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the
Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration

                                       14

statement during the applicable period in accordance with the intended methods of disposition by the Registering Shareholders thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Registering Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in the United
States as any Registering Shareholder holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution)
requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such
Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.04(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Company shall immediately notify each Registering Shareholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

     (f) The Company shall select an underwriter or underwriters in connection with any Public Offering. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

                                       15

     (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by any Registering Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 3.04 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the
"Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Company Securities unless and until such information is made generally available to the public. The Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (h) The Company shall furnish to each Registering Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of the Registering Shareholders therefor reasonably requests.

     (i) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document shall satisfy the provisions of Section 11(a) of the
Securities Act and Rule 158 thereunder.

     (j) The Company may require each such Registering Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                                       16

     (k) The Shareholder agrees that, upon receipt of any notice from the
Company of the happening of any event of the kind described in Section 3.04(e), such Shareholder shall forthwith discontinue disposition of Registrable
Securities pursuant to the registration statement covering such Registrable
Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.04(e), and, if so directed by the
Company, such Shareholder shall deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective
(including the period referred to in Section 3.04(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.04(e) to the date when the Company shall make available to such
Shareholder a prospectus supplemented or amended to conform with the requirements of Section 3.04(e).

     (l) The Company shall use its reasonable best efforts to list all
Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

     (m) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any "road shows" and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any
Registrable Securities and (iii) otherwise use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

     Section 3.05 . Indemnification by the Company. The Company agrees to indemnify and hold harmless the Registering Shareholder holding Registrable
Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such
Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses) ("Damages") caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities
(as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information

                                       17

furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein, provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any
Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder and it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities
Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 3.05.

     Section 3.06. Indemnification by Participating Shareholders. The
Shareholder if holding Registrable Securities included in any registration statement agrees to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the
Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such
Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be)
would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Shareholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section
15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this
Section 3.06. As a condition to

                                       18

including Registrable Securities in any registration statement filed in accordance with Article 3, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Registering Shareholder shall be liable under this Section 3.06 for any Damages in excess of the net proceeds realized by such
Shareholder in the sale of Registrable Securities of such Shareholder to which such Damages relate.

     Section 3.07. Conduct of Indemnification Proceedings. If any proceeding
(including any governmental investigation) shall be instituted involving any
Person in respect of which indemnity may be sought pursuant to this Article 3, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified
Party so to notify the Indemnifying Party shall not relieve the Indemnifying
Party of its obligations hereunder except to the extent that the Indemnifying
Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified
Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such
Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified
Parties, such firm shall be designated in writing by the Indemnified Parties.
The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no
Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified
Party from all liability arising out of such proceeding.

                                       19

     Section 3.08. Contribution. If the indemnification provided for in this
Article 3 is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified
Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Registering
Shareholder holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such
Shareholder on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such
Shareholder on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such
Shareholder on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholder bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Shareholder on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such
Shareholder or by such underwriters. The relative fault of the Company on the one hand and of such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 3.08 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by

                                       20

such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.08, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Registering Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Shareholder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any Damages that such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Section 3.09. Participation in Public Offering. No Person may participate in any Public Offering hereunder unless such Person (a) agrees to sell such
Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b)
completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

     Section 3.10. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Registering Shareholder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     Section 3.11. Cooperation by the Company. If the Shareholder shall transfer any Registrable Securities pursuant to Rule 144, the Company shall cooperate, to the extent commercially reasonable, with the Shareholder and shall provide to the Shareholder such information as the Shareholder shall reasonably request.

     Section 3.12. No Transfer of Registration Rights. None of the rights of the
Shareholder under this Article 3 shall be assignable by any Shareholder to any
Person acquiring Securities in any Public Offering or pursuant to Rule 144.

     Section 3.13. Underwritten Offering Committee. The Shareholder acknowledges that the Board has the power, at any time, to alter the composition, mandate and authority of the Underwritten Offering Committee. The Shareholder

                                       21

has been informed by the Company that the Underwritten Offering Committee (i)
shall initially consist of Robert F. Greenhill, who will chair the committee,
Scott L. Bok and Simon A. Borrows, and (ii) may act with the approval either of
(x) Mr. Greenhill, individually, or (y) Messrs. Bok and Borrows, jointly.

                                   ARTICLE 4
                        CERTAIN COVENANTS AND AGREEMENTS

     Section 4.01. Limitations on Subsequent Registration Rights. The Company
agrees that it shall not enter into any agreement with any holder or prospective holder of any securities of the Company (or amend any such agreement) or amend any other transfer rights agreement entered into concurrently herewith (a) that would allow such holder or prospective holder to include such securities in any
Demand Registration or Piggyback Registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that their inclusion would not reduce the amount of the Registrable Securities of the Shareholder included therein or (b)
on terms otherwise more favorable than this Agreement. The Company also represents and warrants to the Shareholder that it has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person.

     Section 4.02. Conflicting Agreements. Each of the Company and the
Shareholder represents and agrees that it shall not (a)enter into any agreement or arrangement of any kind with any Person with respect to its Company
Securities inconsistent with the provisions of this Agreement or for the purpose or with the effect of denying or reducing the rights of the Shareholder under this Agreement or (b) act, for any reason, as a member of a group or in concert with any other Person in connection with the Transfer of its Company Securities in any manner that is inconsistent with the provisions of this Agreement.

                                   ARTICLE 5
                                  MISCELLANEOUS

     Section 5.01. Binding Effect; Assignability; Benefit. (a) This Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. The
Shareholder shall cease to be bound by the terms hereof when the Shareholder ceases to own beneficially any Company Securities (other than (i) the provisions of Sections 3.05, 3.06, 3.07, 3.08 and 3.10 applicable to such Shareholder with respect to any offering of Registrable Securities completed before the date such

                                       22

Shareholder ceased to own any Company Securities and (ii) Sections 5.02, 5.04
5.05, 5.06, 5.07 and 5.08).

     (b) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any
Permitted Transferee acquiring Company Securities shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this
Agreement in the form of Exhibit A hereto and shall thenceforth be a
"Shareholder".

     (c) Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 5.02. Notices. All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission,

     if to the Company to:

          Greenhill & Co., Inc.
          300 Park Avenue
          New York, New York 10022
          Attention: [___]
          Fax:  212-389-1700

     with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention:
          Fax:  (212) 450-3800

     if to Shareholder, to:

          [Name of Shareholder]
          [address]
          Attention:
          Fax:

     All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.
Otherwise,

                                       23

any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified or registered mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmissions.

     Any Person that becomes a Shareholder shall provide its address and fax number to the Company.

     Section 5.03. Waiver; Amendment; Termination.(a) No provision of this
Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board.

     (b) This Agreement shall terminate on the tenth anniversary of the date hereof unless earlier terminated.

     Section 5.04. Fees and Expenses. Except as otherwise provided in this
Agreement, each party hereto shall pay its own fees and expenses incurred in connection with the preparation of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby and all matters related hereto.

     Section 5.05. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

     Section 5.06. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the
Southern District of New York or any New York State court sitting in New York
City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this
Agreement shall be deemed to have arisen from a transaction of business in the
State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom)
in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of

                                       24

process on such party as provided in Section 5.02 shall be deemed effective service of process on such party.

     Section 5.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY.

     Section 5.08. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this
Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

     Section 5.09. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     Section 5.10. Entire Agreement. This Agreement and the Employment Agreement
constitutes the entire agreement among the parties hereto and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

     Section 5.11. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 5.12 . Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                       25

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        GREENHILL & CO., INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:

                                                                       EXHIBIT A

                      JOINDER TO TRANSFER RIGHTS AGREEMENT

     This Joinder Agreement (this "Joinder Agreement") is made as of the date written below by the undersigned (the "Joining Party") in accordance with the
Transfer Rights Agreement dated as of June ___, 2004 (the "Transfer Rights
Agreement") among Greenhill & Co., Inc. and [name of MD], as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Transfer Rights Agreement.

     The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Transfer Rights Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Transfer Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Transfer Rights Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:                ,
      ----------- ---  ------

                                        [NAME OF JOINING PARTY]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Address for Notices: